Exhibit 99.1

March 9, 2015

Western Alliance Bancorporation and Bridge Capital Holdings Agree to Merge

PHOENIX, Arizona and SAN JOSE, California

Western Alliance Bancorporation (NYSE:WAL) and Bridge Capital Holdings (NASDAQ:BBNK) announced today that they have signed a definitive agreement pursuant to which Western Alliance Bancorporation will acquire Bridge Capital Holdings. Immediately following the completion of the acquisition, Bridge Capital’s principal operating subsidiary, Bridge Bank, will merge with and into Western Alliance Bank, a wholly owned subsidiary of Western Alliance Bancorporation. Following the bank merger, Western Alliance plans to operate its Northern California offices and the existing Bridge Bank offices as a combined division under the Bridge Bank trade name.

The Agreement provides that each shareholder of Bridge Capital Holdings will receive 0.8145 of a share of Western Alliance Bancorporation and $2.39 in cash for each share of Bridge common stock owned. In aggregate, the transaction is valued at approximately $425 million, including certain unvested restricted stock awards and stock options previously issued by Bridge Capital that will be converted to Western Alliance equity awards under the terms of the Agreement.

Robert Sarver, Chairman and Chief Executive Officer of Western Alliance Bancorporation, commented, “We’re delighted to be combining our resources with Bridge Capital. Dan Myers and his team have built a fast growing, well-managed organization that substantially strengthens our Northern California presence, while providing new avenues for growth in technology and international services. Bridge Bank’s exceptional funding profile and low cost of deposits provide the rare opportunity to improve our liquidity and margins simultaneously.”

Sarver continued, “We believe this combination will create significant value for Western Alliance shareholders, both immediately and longer term, and are very excited to add Bridge’s innovative products and model to our platform.”

Daniel P. Myers, President and Chief Executive Officer of Bridge Capital Holdings, said, “We’re very excited at the growth opportunity this partnership with Western Alliance Bank represents for Bridge Bank. Our momentum is strong coming into this merger, and the additional resources it brings will allow us to better support our growing roster of business clients, and accelerate our expansion in all of our business lines and markets we serve.”

This transaction has been approved by the board of directors of each company and is subject to customary closing conditions, including approval by the shareholders of Bridge Capital Holdings and banking regulatory authorities. It is expected to be completed in the fourth quarter of 2015.

Sandler O’Neill + Partners, L.P. acted as financial advisor to Bridge in this transaction.

Investor Presentation and Media Inquiries

Investors and media representatives are encouraged to visit the investor relations section of either company’s website (www.westernalliancebancorp.com, www.bridgecapitalholdings.com) to view a presentation regarding this transaction.

About Western Alliance Bancorporation

Western Alliance Bancorporation is a leading bank holding company providing comprehensive business banking and related financial services through its wholly owned banking subsidiary, Western Alliance Bank. With local teams of experienced bankers, Western Alliance Bank provides a superior level of capabilities, products and services, to assist the growth of local businesses and the quality of life in the markets it serves. In addition to a centrally managed platform of specialized financial service units, Western Alliance Bank operates full service banking divisions in its local markets as Alliance Bank of Arizona, Bank of Nevada, First Independent Bank and Torrey Pines Bank. Western Alliance Bancorporation is publicly traded on the New York Stock Exchange. Additional investor information can be accessed on the Investor Relations page of the Company’s website, www.westernalliancebancorp.com.

About Bridge Capital Holdings

Bridge Bank is a full-service professional business bank founded in the highly competitive climate of Silicon Valley in 2001. From the very beginning, its goal has been to offer small-market and middle-market businesses from across many industries a better way to bank. Bridge Bank’s technology banking division provides a broad range of financial solutions to venture-backed and non-venture-backed companies, enabling it to meet its clients’ varied needs across all stages of business life. Bridge Bank’s product offering includes growth capital, equipment and working capital credit facilities and treasury management solutions, along with a full line of international products and services and financing secured by domestic, government and foreign receivables. Bridge Capital Holdings is the holding company for Bridge Bank, National Association. Bridge Capital Holdings was formed on October 1, 2004 and holds a Global Select listing on The NASDAQ Stock Market under the trading symbol BBNK. For additional information, visit the Bridge Capital Holdings website at www.bridgecapitalholdings.com.

Additional Information

This communication is being made in respect of the proposed merger involving the Company and Bridge and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger with Bridge Capital Holdings, Western Alliance will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Bridge that also constitutes a prospectus of Western Alliance. Bridge will mail the proxy statement/prospectus to its shareholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by Western Alliance and Bridge with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Western Alliance’s website at www.westernalliancebancorp.com under the tab “Investor Relations” and then under the heading “Financial Documents” or by accessing Bridge’s website at www.bridgebank.com under the tab “About Us—Investor Relations” and then under the heading “Documents & SEC Filings”.

Western Alliance, Bridge and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Bridge shareholders in favor of the merger with Western Alliance. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Bridge shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of Western Alliance in its Annual Report on Form 10-K for the year ended December 31, 2014 and in its definitive proxy statement filed with the SEC on April 2, 2014, as amended. You can find information about Bridge’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2014 and in its definitive proxy statement filed with the SEC on April 15, 2014. You can obtain free copies of these documents from Western Alliance or Bridge using the information above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect the companies’ current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. In addition to factors previously disclosed in Western Alliance Bancorporation’s and Bridge Capital Holdings’ reports filed with the SEC, some factors that could cause actual results to differ materially from historical or expected results include: failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; failure of the shareholders of Bridge to approve the merger agreement; failure to obtain governmental approvals for the merger; disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; costs or difficulties related to the integration of the business following the merger; failure to realize cost savings and other benefits of the merger; Bridge customer acceptance of the Company’s products and services; changes in general economic conditions, either nationally or locally in the areas in which each company conducts or will conduct its business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this press release to reflect new information, future events or otherwise.